UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 24, 2007
                                                         ----------------

                               Sea Containers Ltd.
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             (Exact name of registrant as specified in its charter)

      Bermuda                  1-7560                        98-0038412
-------------------    ----------------------       --------------------------
 (State or other          (Commission File                (I.R.S. Employer
 jurisdiction of               Number)                   Identification No.)
  incorporation)

                   22 Victoria Street, Hamilton HM 12, Bermuda
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               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code 441-295-2244
                                                           ------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[  ]   Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  Other Events.

This Current Report on Form 8-K/A is being filed to amend and supplement the Current Report on Form 8-K dated January 18, 2007, in connection with the filing by Sea Containers Ltd. (the "Company") and its subsidiaries, Sea Containers Services Ltd. and Sea Containers Caribbean Inc., of the Monthly Operating Report for November 2006 with the U.S. Bankruptcy Court on January 17, 2007.

On January 24, 2007, the Company and its subsidiaries, Sea Containers Services Ltd. and Sea Containers Caribbean Inc., filed with the U.S. Bankruptcy Court an amendment, attached hereto as Exhibit 99.1, to the November Monthly Operating Report, restating certain Balance Sheet information.

ITEM 9.01 Financial Statements and Exhibits.

(c)    Exhibits

99.1   Balance Sheet Amendment to the Monthly Operating Report for November 2006



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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   SEA CONTAINERS LTD.



                                   By:     /s/ Ian C. Durant
                                      ------------------------------------
                                      Name:   Ian C. Durant
                                      Title:  Senior Vice President - Finance
                                              and Chief Financial Officer



Date:  January 26, 2007

                                  EXHIBIT INDEX

Exhibit
Number                 Description
-------                -----------

99.1           Balance Sheet Amendment to the Monthly Operating Report for
               November 2006



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